UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2023

Landcadia Holdings IV, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40283	86-1889525
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1510 West Loop South Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 850-1010

 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	LCAHU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	LCA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	LCAHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in Landcadia Holdings IV, Inc.’s (the “Company”) Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 7, 2023, the Company received a notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company was not in compliance with the Market Value of Listed Securities (“MVLS”) standard for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company had 180 calendar days, or until September 25, 2023, to regain compliance. The notice stated that to regain compliance, the Company’s MVLS must close at $35 million or more for a minimum of ten consecutive business days during the compliance period ending September 25, 2023.

On October 9, 2023, because the Company had failed to meet the MVLS standard for a minimum of ten consecutive business days during the compliance period ending September 25, 2023, the Company received another notice from the Listing Qualifications Department of Nasdaq that the Company had not regained compliance and therefore, the Company’s securities would be suspended at the opening of business on October 18, 2023, unless the Company requests an appeal of this determination.

However, the Company’s MVLS closed at above $35 million for ten consecutive business days ending on October 13, 2023, and so, the Company regained compliance with the MVLS listing standard and therefore, on the same day, the Company received a letter from Nasdaq stating that Nasdaq has determined that the Company is now in compliance with the MVLS standard for continued listing pursuant to Nsadaq Listing Rule 5550(b)(2). Therefore, the Company’s securities will not be suspended from trading on the Nasdaq Capital Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDCADIA HOLDINGS IV, INC.

By:	/s/ Tilman J. Fertitta
	Name:	Tilman J. Fertitta
	Title:	Chief Executive Officer

Date: October 13, 2023